    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 18, 2002


                                                      REGISTRATION NO. 333-99147
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------


                               AMENDMENT NO. 5 TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                               UNOCAL CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                               1311                              95-3825062
  (State or other Jurisdiction of        (Primary Standard Industrial               (I.R.S. Employer
   Incorporation or Organization)        Classification Code Number)              Identification No.)

                       2141 ROSECRANS AVENUE, SUITE 4000
                          EL SEGUNDO, CALIFORNIA 90245
                                 (310) 726-7600
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ---------------------

                           BARRY A. L. HOFFMAN, ESQ.
                             DEPUTY GENERAL COUNSEL
                               UNOCAL CORPORATION
                       2141 ROSECRANS AVENUE, SUITE 4000
                          EL SEGUNDO, CALIFORNIA 90245
                                 (310) 726-7600
      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                             ---------------------

                                    COPY TO:
                              DANIEL A. NEFF, ESQ.
                             ELLIOTT V. STEIN, ESQ.
                         WACHTELL, LIPTON, ROSEN & KATZ
                              51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019
                                 (212) 403-1000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As promptly as practicable after this Registration Statement becomes effective and upon consummation of the transactions described herein.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] -----

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] -----

                             ---------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO
SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This Amendment No. 5 to the Registration Statement on Form S-4 amends and supplements the Registration Statement on Form S-4 filed by the Registrant with the Securities and Exchange Commission on September 4, 2002 (as amended), as provided below.



     The third bullet on page 44 in the section entitled "Additional Conditions" is replaced in its entirety with the following:



     - There shall have occurred after October 17, 2002 any development in the Pure stockholder litigation, described under "Certain Legal Matters and Regulatory Approvals -- Stockholder Litigation" beginning on page 47, that is adverse to the defendants in that litigation;



     The following two paragraphs are inserted as the last two paragraphs under the title "EXPERTS" appearing on page 64 of the prospectus:



          The consolidated statements of operations, of cash flows, and of changes in stockholders' equity and owner's net investment of Pure Resources, Inc. and its subsidiaries, formerly referred to as Union Oil's Permian Basin business unit, for the year ended December 31, 1999 incorporated in this prospectus by reference to Pure's Annual Report on Form 10-K, as amended, for the year ended December 31, 2001 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



          The consolidated financial statements of Pure Resources, Inc. as of December 31, 2001 and 2000, and for the years then ended, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2001 financial statements refers to a change in accounting for derivative instruments and hedging activities.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law authorizes Unocal to indemnify directors and officers in certain circumstances against liabilities, including expenses, incurred while acting in such capacities; provided, generally, that any such indemnified director or officer acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The Bylaws of Unocal provide for the indemnification of directors and officers to the maximum extent permitted by the Delaware General Corporation Law.

     In addition, Unocal has provided in its Restated Certificate of Incorporation that it shall eliminate the personal liability of its directors to the fullest extent permitted by the Delaware General Corporation Law and Unocal has entered into indemnification agreements with each of its directors and officers providing for additional indemnification. Unocal has policies of directors' and officers' liability insurance which insure directors and officers against the costs of defense, settlement or payment of a judgment under certain circumstances.

     The following documents are exhibits to the Registration Statement:

ITEM 21.  EXHIBITS


EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT
-------                     -----------------------
   3.1    Restated Certificate of Incorporation of Unocal, dated as of
          January 31, 2000, and currently in effect (incorporated by reference to Exhibit 3.1 to Unocal's Annual Report on Form
          10-K, as amended, for the year ended December 31, 1999, File
          No. 1-8483).
   3.2    Bylaws of Unocal, as amended through October 31, 2001, and currently in effect (incorporated by reference to Exhibit 3 to Unocal's Quarterly Report on Form 10-Q for the quarter
          ended September 30, 2001, File No. 1-8483).
   4.1    Rights Agreement, dated as of January 5, 2000, between
          Unocal and Mellon Investor Services, LLC, as Rights Agent
          (incorporated by reference to Exhibit 4 to Unocal's Current
          Report on Form 8-K dated January 5, 2000, File No. 1-8483), as amended by (1) Amendment to Rights Agreement, dated as of
          March 27, 2002 (incorporated by reference to Exhibit 10 to
          Unocal's Current Report on Form 8-K dated March 27, 2002,
          File No. 1-8483) and (2) Amendment No. 2 to Rights
          Agreement, dated as of August 2, 2002 (incorporated by
          reference to Exhibit 10 to Unocal's Current Report on Form
          8-K dated August 2, 2002, File No. 1-8483).
   5.1    Opinion of Morris, Nichols, Arsht & Tunnell.*
  10.1    Agreement to Tender dated October 9, 2002 among Unocal,
          Union Oil, Jack D. Hightower and other officers of Pure
          (incorporated by reference to Exhibit(a)(17) to Unocal's
          Schedule TO dated October 9, 2002, File No. 5-59083).
  23.1    Consent of PricewaterhouseCoopers LLP, independent
          accountants of Unocal.
  23.2    Consent of Morris, Nichols, Arsht & Tunnell (included in
          Exhibit 5).*
  23.3    Consent of KPMG LLP, independent accountants of Pure.
  24.1    Power of Attorney.*
  99.1    Letter of Transmittal.*
  99.2    Form of Letter from Unocal to Brokers, Dealers, Commercial
          Banks, Trust Companies and Other Nominees.*

EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT
-------                     -----------------------
  99.3    Form of Letter from Brokers, Dealers, Commercial Banks,
          Trust Companies and Other Nominees to Clients.*
  99.4    Form of Guidelines for Certification of Taxpayer
          Identification Number on Substitute Form W-9.*
  99.5    Request from Union Oil for stockholder list of Pure.*
  99.6    Cersente v. Pure Resources, Inc., et al (C.A. No. 19854)
          (incorporated by reference to Exhibit 99.1 to Unocal's and
          Union Oil's Statement on Schedule 13D/A Amendment No. 2
          filed August 27, 2002, File No. 5-59083).
  99.7    Brown v. Pure Resources, Inc., et al (C.A. No. 19855)
          (incorporated by reference to Exhibit 99.2 to Unocal's and
          Union Oil's Statement on Schedule 13D/A Amendment No. 2
          filed August 27, 2002, File No. 5-59083).
  99.8    Summit Trading Group, LLC v. Hightower, et al (C.A. No.
          19856) (incorporated by reference to Exhibit 99.3 to
          Unocal's and Union Oil's Statement on Schedule 13D/A
          Amendment No. 2 filed August 27, 2002, File No. 5-59083).
  99.9    Metera v. Pure Resources, Inc, et al (C.A No. 19857)
          (incorporated by reference to Exhibit 99.4 to Unocal's and
          Union Oil's Statement on Schedule 13D/A Amendment No. 2
          filed August 27, 2002, File No. 5-59083).
 99.10    Bistritzky v. Hightower, et al (C.A. No. 19859)
          (incorporated by reference to Exhibit 99.5 to Unocal's and
          Union Oil's Statement on Schedule 13D/A Amendment No. 2
          filed August 27, 2002, File No. 5-59083).
 99.11    Holland v. Pure Resources, Inc., et al (BC 280478).*
 99.12    Cardinal Capital Management, LLC. v. Amerman, et al (C.A.
          No. 19876).*
 99.13    In Re Pure Resources, Inc. (C.A. 19876) (Del. Ch. Oct. 1,
          2002)*


---------------
* Previously filed.

ITEM 22.  UNDERTAKINGS

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     The undersigned registrant hereby undertakes as follows: that every prospectus: (i) that is filed pursuant to the paragraph immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as part of an amendment to this registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in El Segundo, California, as of October 18, 2002.


                                          UNOCAL CORPORATION

                                          By:     /s/ DOUGLAS M. MILLER
                                            ------------------------------------
                                                     Douglas M. Miller
                                                 Vice President, Corporate
                                                         Development

     The undersigned directors and executive officers of Unocal Corporation appoint Timothy H. Ling, Joe D. Cecil and Darrell D. Chessum and each of them severally our true and lawful attorney with power to sign for us this registration statement and any and all amendments to this registration statement, and generally do all such things in our names and in our capacities as directors to enable Unocal Corporation to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission in connection with this offering.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below as of October 18, 2002 by the following persons in the capacities indicated:



                  SIGNATURE                                        TITLE
                  ---------                                        -----
/s/ CHARLES R. WILLIAMSON**                        Chief Executive Officer and Director*
---------------------------------------------          (Principal Executive Officer)

/s/ TIMOTHY H. LING**                              Chief Operating Officer and Director
---------------------------------------------

/s/ JOE D. CECIL                                      Vice President and Comptroller
---------------------------------------------         (Principal Accounting Officer)

/s/ JOHN W. AMERMAN**                                            Director*
---------------------------------------------

/s/ JOHN W. CREIGHTON, JR.**                                     Director*
---------------------------------------------

/s/ JAMES W. CROWNOVER**                                         Director*
---------------------------------------------

/s/ FRANK C. HERRINGER**                                         Director*
---------------------------------------------

/s/ DONALD B. RICE**                                             Director*
---------------------------------------------


---------------

 * A majority of the board of directors

** By Joe D. Cecil, Attorney-In-Fact

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT
-------                     -----------------------
     3.1  Restated Certificate of Incorporation of Unocal, dated as of
          January 31, 2000, and currently in effect (incorporated by reference to Exhibit 3.1 to Unocal's Annual Report on Form
          10-K, as amended, for the year ended December 31, 1999, File
          No. 1-8483).
     3.2  Bylaws of Unocal, as amended through October 31, 2001, and currently in effect (incorporated by reference to Exhibit 3 to Unocal's Quarterly Report on Form 10-Q for the quarter
          ended September 30, 2001, File No. 1-8483).
     4.1  Rights Agreement, dated as of January 5, 2000, between
          Unocal and Mellon Investor Services, LLC, as Rights Agent
          (incorporated by reference to Exhibit 4 to Unocal's Current
          Report on Form 8-K dated January 5, 2000, File No. 1-8483), as amended by (1) Amendment to Rights Agreement, dated as of
          March 27, 2002 (incorporated by reference to Exhibit 10 to
          Unocal's Current Report on Form 8-K dated March 27, 2002,
          File No. 1-8483) and (2) Amendment No. 2 to Rights Agreement
          (dated as of August 2, 2002) (incorporated by reference to
          Exhibit 10 to Unocal's Current Report on Form 8-K dated
          August 2, 2002, File No. 1-8483).
     5.1  Opinion of Morris, Nichols, Arsht & Tunnell.*
    10.1  Agreement to Tender dated October 9, 2002 among Unocal,
          Union Oil, Jack D. Hightower and other officers of Pure
          (incorporated by reference to Exhibit(a)(17) to Unocal's
          Schedule TO dated October 9, 2002, File No. 5-59083).
    23.1  Consent of PricewaterhouseCoopers LLP, independent
          accountants of Unocal.
    23.2  Consent of Morris, Nichols, Arsht & Tunnell (included in
          Exhibit 5).*
    23.3  Consent of KPMG LLP, independent accountants of Pure.
    24.1  Power of Attorney.*
    99.1  Letter of Transmittal.*
    99.2  Form of Letter from Unocal to Brokers, Dealers, Commercial
          Banks, Trust Companies and Other Nominees.*
    99.3  Form of Letter from Brokers, Dealers, Commercial Banks,
          Trust Companies and Other Nominees to Clients.*
    99.4  Form of Guidelines for Certification of Taxpayer
          Identification Number on Substitute Form W-9.*
    99.5  Request from Union Oil for stockholder list of Pure.*
    99.6  Cersente v. Pure Resources, Inc., et al (C.A. No. 19854)
          (incorporated by reference to Exhibit 99.1 to Unocal's and
          Union Oil's Statement on Schedule 13D/A Amendment No. 2
          filed August 27, 2002, File No. 5-59083).
    99.7  Brown v. Pure Resources, Inc., et al (C.A. No. 19855)
          (incorporated by reference to Exhibit 99.2 to Unocal's and
          Union Oil's Statement on Schedule 13D/A Amendment No. 2
          filed August 27, 2002, File No. 5-59083).
    99.8  Summit Trading Group, LLC v. Hightower, et al (C.A. No.
          19856) (incorporated by reference to Exhibit 99.3 to
          Unocal's and Union Oil's Statement on Schedule 13D/A
          Amendment No. 2 filed August 27, 2002, File No. 5-59083).
    99.9  Metera v. Pure Resources, Inc, et al (C.A No. 19857)
          (incorporated by reference to Exhibit 99.4 to Unocal's and
          Union Oil's Statement on Schedule 13D/A Amendment No. 2
          filed August 27, 2002, File No. 5-59083).
    99.10 Bistritzky v. Hightower, et al (C.A. No. 19859)
          (incorporated by reference to Exhibit 99.5 to Unocal's and
          Union Oil's Statement on Schedule 13D/A Amendment No. 2
          filed August 27, 2002, File No. 5-59083).

EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT
-------                     -----------------------
    99.11 Holland v. Pure Resources, Inc, et al (BC 280478).*
    99.12 Cardinal Capital Management, LLC v. Amerman, et. al. (C.A.
          No. 19876).*
    99.13 In Re Pure Resources, Inc, (C.A. No. 19876) (Del. Ch. Oct.
          1, 2002)*

---------------
* Previously filed.